UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2004

QUEST SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 754-8000

Not Applicable

(Former name or former address, if changed since last report.)

AMENDMENT NO. 1 TO FORM 8-K DATED APRIL 1, 2004

On April 1, 2004, Quest Software, Inc. (“Quest”) filed a Current Report on Form 8-K to report its acquisition of Aelita Software Corporation (“Aelita”) on March 17, 2004. This amended Current Report on Form 8-K amends Item 7 of the previously filed report to provide the financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

The following audited consolidated financial statements of Aelita are included as Exhibit 99.1 in this amended Current Report:

Independent Auditors’ Report

Consolidated Balance Sheet as of December 31, 2003

Consolidated Statement of Operations for the Year Ended December 31, 2003

Consolidated Statement of Shareholders’ Deficiency for the Year Ended December 31, 2003

Consolidated Statement of Cash Flows for the Year Ended December 31, 2003

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following unaudited combined pro forma financial statements of Quest, giving effect to the acquisition of Aelita, are included as Exhibit 99.2 in this amended Current Report:

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2003

Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2003

Notes to Unaudited Pro Forma Combined Financial Statements

(c)	Exhibits

2.1	Agreement and Plan of Merger, dated as of January 28, 2004, by and among Quest Software, Inc., Answer Acquisition Corp., Aelita Software Corporation, certain stockholders of Aelita and Insight Venture Partners, LLC, as Stockholders’ Representative (1)

23.1	Independent Auditors’ Consent (2)

99.1	Audited consolidated financial statements of Aelita as of and for the year ended December 31, 2003 and Independent Auditors’ Report (2)

99.2	Unaudited pro forma combined financial statements giving effect to Quest’s acquisition of Aelita (2)

(1)	Previously filed
(2)	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.

Date: May 28, 2004	By:	/s/ M. BRINKLEY MORSE
M. Brinkley Morse,
Vice President, Finance and Operations
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document
2.1	Agreement and Plan of Merger, dated as of January 28, 2004, by and among Quest Software, Inc., Answer Acquisition Corp., Aelita Software Corporation, certain stockholders of Aelita and Insight Venture Partners, LLC, as Stockholders’ Representative (1)

23.1	Independent Auditors’ Consent (2)

99.1	Audited consolidated financial statements of Aelita as of and for the year ended December 31, 2003 and Independent Auditors’ Report (2)

99.2	Unaudited pro forma combined financial statements giving effect to Quest’s acquisition of Aelita (2)

(1)	Previously filed
(2)	Filed herewith

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